Exhibit 3.3

[Graphic Omitted]
                            CERTIFICATE OF FORMATION

                                       OF

                           LIMITED LIABILITY COMPANY

                                       OF

                               ALMA SHIPPING LLC









                                       REPUBLIC OF THE MARSHALL ISLANDS
                                          REGISTRAR OF CORPORATIONS
                                                DUPLICATE COPY

                                  The original of this Document was filed in
                                    accordance with Section 22.2.1 of the
                                         Business Corporation Act on

NON RESIDENT

                                       -------------------------------
[Graphic Omitted]                               April 13, 1998


                                            /s/ Denise M. Francis
                                       -------------------------------
                                               Deputy Registrar

                            CERTIFICATE OF FORMATION

                                       OF

                               ALMA SHIPPING LLC
              UNDER SECTION 22.2.1 OF THE BUSINESS CORPORATION ACT


1.    The name of the Limited Liability Company is:

              Alma Shipping LLC

2. The address of its registered agent in the Marshall Island is R.R.E. Commercial Center, Delap Wing Suite 208, P.O. Box 1405, Majuro, Marshall Islands MH96960. The name of its registered agent at such address is The Trust Company of the Marshall Island, Inc.

3. The formation date of the Limited Liability Company is the date of the filing of this Certificate of Formation with the Registrar Corporations.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on April 9, 1998.


                                       /s/ Fredric S. London
                                       -----------------------------------------
                                       Fredric S. London
                                       Senior Vice President of OMI Corporation,
                                         Sole Member